                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement           [ ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [X] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                              AIM TAX-EXEMPT FUNDS

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid

PROXY INFORMATION

Shareholders of the AIM and INVESCO Funds have been mailed proxy statements asking for approval of various proposals. The proxy statements for each AIM or INVESCO fund contains disclosure information about the proposal(s) for which votes are being solicited.

To read answers to common questions regarding proxy voting, your fund's proposal(s), and to access your fund's proxy statement, prospectus, or annual report, select your fund(s) from these drop down menus:


AIM Funds:                                        INVESCO Funds:

Select a fund  [drop-down box]                    Select a fund  [drop-down box]

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WAYS TO VOTE.

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET

[computer graphic]

You may vote your shares at [link] www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at [link] www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

BY TELEPHONE

[telephone graphic]

Call toll-free 1.888.221.0697. Enter the control number listed on the proxy card and follow the recorded instructions.

BY MAIL

[mailbox graphic]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

IN PERSON

Please notify AIM Investments at 1.800.952.3502 if you wish to vote your shares at the meeting.

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IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.347.4246 any business day between 7:30 a.m. and 5:30 p.m. CT.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc., may contact you to remind you to exercise your right to vote.

        [LINKS] Prospectuses | Help | Site Map | Terms of Use | Privacy
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                        A I M FUND SERVICES, INC. 8/2003

      --Copyright-- 2003 A I M Management Group Inc. All Rights Reserved.

AIM PROXY INFORMATION BY FUND

To access your AIM fund's proxy information, select the fund name from the drop down, or scroll down to the page. Access the INVESCO Funds' proxy information.

[AIM Aggressive Growth Fund][drop-down box]
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AIM AGGRESSIVE GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)



                                                                   Return to top
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AIM ASIA PACIFIC GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM BALANCED FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM BASIC BALANCED FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM BASIC VALUE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM BLUE CHIP FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM CAPITAL DEVELOPMENT FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM CHARTER FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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


AIM CONSTELLATION FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM DENT DEMOGRAPHIC TRENDS FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM DEVELOPING MARKETS FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM DIVERSIFIED DIVIDEND FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM EMERGING GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM EUROPEAN GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM EUROPEAN SMALL COMPANY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM FLOATING RATE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM GLOBAL AGGRESSIVE GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM GLOBAL ENERGY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM GLOBAL FINANCIAL SERVICES FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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

AIM GLOBAL GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM GLOBAL HEALTH CARE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM GLOBAL SCIENCE AND TECHNOLOGY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM GLOBAL TRENDS FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM GLOBAL UTILITIES FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM GLOBAL VALUE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM HIGH INCOME MUNICIPAL FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM HIGH YIELD FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM INCOME FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM INTERMEDIATE GOVERNMENT FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM INTERNATIONAL CORE EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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

AIM INTERNATIONAL EMERGING GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM INTERNATIONAL GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM LARGE CAP BASIC VALUE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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


AIM LARGE CAP GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM LIBRA FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM LIMITED MATURITY TREASURY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM MID CAP BASIC VALUE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM MID CAP CORE EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM MID CAP GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM MONEY MARKET FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM MUNICIPAL BOND FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM NEW TECHNOLOGY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM OPPORTUNITIES I FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM OPPORTUNITIES II FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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

AIM OPPORTUNITIES III FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM PREMIER EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM PREMIER EQUITY II FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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


AIM REAL ESTATE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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AIM SELECT EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM SHORT TERM BOND FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
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

AIM SMALL CAP EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM SMALL CAP GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
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AIM TAX-EXEMPT CASH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

o        Prospectus (PDF)

o        Annual Report (PDF)


                                                                   Return to top
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


AIM TAX-FREE INTERMEDIATE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


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AIM TOTAL RETURN BOND FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


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AIM WEINGARTEN FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)



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     o    Semiannual Report (PDF)


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        [Links] Prospectuses | Help | Site Map | Terms of Use | Privacy
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                        A I M FUND SERVICES, INC. 8/2003

           (C) 2003 A I M Management Group Inc. All Rights Reserved.

                           GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - You may call in your vote at 1-888-221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR the proposals on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

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HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on October 21, 2003.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?

     - To approve an Agreement and Plan of Reorganization which provides for all the assets of your Fund to be transferred to AIM Tax-Exempt Cash Fund ("Buying Fund"). Buying Fund will assume the liabilities of your Fund and Buying Fund will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

     - To elect 16 directors to the Board of Directors of INVESCO Money Market Funds, Inc ("Company").

     - To approve a new investment advisory agreement with A I M Advisors, Inc.

     - To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all Company's assets and the dissolution of Company as a Maryland corporation.

WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the approval of the reorganization of your Fund into Buying Fund.

     - You are being asked to vote on the approval of the election of 16 directors to the Board of Directors of Company.

     - You are being asked to vote on the approval of a new investment advisory agreement.

     - You are being asked to vote on the approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all Company's assets and the dissolution of Company as a Maryland corporation.

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WHY IS THIS REORGANIZATION BEING PROPOSED?

The fund's board and AIM believe that combining the two funds will benefit shareholders of your Fund because:

     - A larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs.

     - Your Fund and Buying Fund pursue similar investment objectives and invest in similar types of securities.

     - After the reorganization, the value of each shareholder's account will remain the same as before the reorganization. No initial sales charge will be imposed in connection with the reorganization.

WHY IS THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF COMPANY BEING PROPOSED?

     - The fund's board and AIM believe that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operations of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHY IS A NEW INVESTMENT ADVISORY AGREEMENT BEING PROPOSED?

     - To restructure the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all AIM Funds and INVESCO Funds.

WHY IS THE REDOMESTICATION BEING PROPOSED?

     - The redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations.

     - The Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form.

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REORGANIZATION?

Further details can be found in the section of the proxy statement/prospectus titled "APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND AND BUYING FUND".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED ELECTION OF DIRECTORS?

Further details can be found in the section of the proxy statement/prospectus titled "ELECTION OF DIRECTORS".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

Further details can be found in the section of the proxy statement/prospectus titled "APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED REDOMESTICATION?

Further details can be found in the section of the proxy statement/prospectus titled "APPROVAL OF THE PLAN TO REDOMESTICATE EACH SERIES PORTFOLIO OF COMPANY AS A NEW SERIES PORTFOLIO OF A NEW DELAWARE TRUST".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION AND REDOMESTICATION?

The reorganization and redomestication have been structured as a tax-free transaction for Federal income tax purposes.

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HOW DOES THE BOARD RECOMMEND THAT I VOTE ON EACH PROPOSAL?

The board recommends that you vote FOR each proposal.

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For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.